Weyerhaeuser Company	Exhibit 99.2

Q1.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	December 31, 2021	March 31, 2022	March 31, 2021
Net sales	$2,206	$3,112	$2,506
Costs of sales	1,501	1,647	1,430
Gross margin	705	1,465	1,076
Selling expenses	27	23	20
General and administrative expenses	113	92	90
Other operating costs (income), net	(44)	6	10
Operating income	609	1,344	956
Non-operating pension and other post-employment benefit costs	(5)	(15)	(8)
Interest income and other	1	(1)	1
Interest expense, net of capitalized interest	(77)	(72)	(79)
Loss on debt extinguishment	—	(276)	—
Earnings before income taxes	528	980	870
Income taxes	(112)	(209)	(189)
Net earnings	$416	$771	$681

Per Share Information

	Q4	Q1
	December 31, 2021	March 31, 2022	March 31, 2021
Earnings per share
Basic	$0.56	$1.03	$0.91
Diluted	$0.55	$1.03	$0.91
Dividends paid per common share	$0.67	$1.63	$0.17
Weighted average shares outstanding (in thousands):
Basic	749,020	747,507	748,718
Diluted	750,942	748,823	750,024
Common shares outstanding at end of period (in thousands)	747,301	745,442	748,751

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	December 31, 2021	March 31, 2022	March 31, 2021
Net earnings	$416	$771	$681
Non-operating pension and other post-employment benefit costs	5	15	8
Interest income and other	(1)	1	(1)
Interest expense, net of capitalized interest	77	72	79
Loss on debt extinguishment	—	276	—
Income taxes	112	209	189
Operating income	609	1,344	956
Depreciation, depletion and amortization	121	122	118
Basis of real estate sold	9	31	27
Special items included in operating income	(65)	—	—
Adjusted EBITDA(1)	$674	$1,497	$1,101

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2022 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	December 31, 2021	March 31, 2022	March 31, 2021
Net earnings	$416	$771	$681
Loss on debt extinguishment(1)	—	207	—
Insurance recovery	(9)	—	—
Legal benefit	(12)	—	—
Product remediation recovery	(28)	—	—
Net earnings before special items(2)	$367	$978	$681

	Q4	Q1
	December 31, 2021	March 31, 2022	March 31, 2021
Net earnings per diluted share	$0.55	$1.03	$0.91
Loss on debt extinguishment(1)	—	0.28	—
Insurance recovery	(0.01)	—	—
Legal benefit	(0.01)	—	—
Product remediation recovery	(0.04)	—	—
Net earnings per diluted share before special items(2)	$0.49	$1.31	$0.91

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	December 31, 2021	March 31, 2022	March 31, 2021
Pension and post-employment costs:
Pension and post-employment service costs	$10	$10	$11
Non-operating pension and other post-employment benefit costs	5	15	8
Total company pension and post-employment costs	$15	$25	$19

Weyerhaeuser Company

Q1.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	December 31, 2021	March 31, 2022	March 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,879	$1,205	$1,016
Receivables, net	507	745	589
Receivables for taxes	24	8	7
Inventories	520	611	505
Prepaid expenses and other current assets	205	206	141
Total current assets	3,135	2,775	2,258
Property and equipment, net	2,057	2,026	1,971
Construction in progress	175	203	91
Timber and timberlands at cost, less depletion	11,510	11,469	11,776
Minerals and mineral rights, less depletion	255	252	265
Deferred tax assets	17	15	106
Other assets	503	376	407
Total assets	$17,652	$17,116	$16,874

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$150
Accounts payable	281	310	236
Accrued liabilities	673	674	549
Total current liabilities	954	984	935
Long-term debt, net	5,099	5,053	5,325
Deferred tax liabilities	46	66	26
Deferred pension and other post-employment benefits	440	432	893
Other liabilities	346	344	367
Total liabilities	6,885	6,879	7,546
Total equity	10,767	10,237	9,328
Total liabilities and equity	$17,652	$17,116	$16,874

Weyerhaeuser Company

Q1.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2021	March 31, 2022	March 31, 2021
Cash flows from operations:
Net earnings	$416	$771	$681
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	121	122	118
Basis of real estate sold	9	31	27
Deferred income taxes, net	(2)	14	8
Pension and other post-employment benefits	15	25	19
Share-based compensation expense	7	8	7
Loss on debt extinguishment	—	276	—
Change in:
Receivables, net	(10)	(238)	(139)
Receivables and payables for taxes	6	110	120
Inventories	(22)	(87)	(60)
Prepaid expenses and other current assets	(4)	(1)	(2)
Accounts payable and accrued liabilities	(3)	(62)	(60)
Pension and post-employment benefit contributions and payments	(3)	(4)	(8)
Other	(36)	(8)	(13)
Net cash from operations	$494	$957	$698
Cash flows from investing activities:
Capital expenditures for property and equipment	$(202)	$(50)	$(31)
Capital expenditures for timberlands reforestation	(16)	(20)	(22)
Acquisition of timberlands	—	(18)	—
Other	1	1	—
Net cash from investing activities	$(217)	$(87)	$(53)
Cash flows from financing activities:
Cash dividends on common shares	$(502)	$(1,218)	$(127)
Net proceeds from issuance of long-term debt	—	881	—
Payments on long-term debt	(150)	(1,203)	—
Proceeds from exercise of stock options	5	12	17
Repurchases of common shares	(74)	(118)	—
Other	(3)	(18)	(14)
Net cash from financing activities	$(724)	$(1,664)	$(124)

Net change in cash, cash equivalents and restricted cash	$(447)	$(794)	$521
Cash, cash equivalents and restricted cash at beginning of period	2,446	1,999	495
Cash, cash equivalents and restricted cash at end of period	$1,999	$1,205	$1,016

Cash paid during the period for:
Interest, net of amounts capitalized	$78	$78	$75
Income taxes, net of refunds	$115	$85	$66

Weyerhaeuser Company	Timberlands Segment

Q1.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2021	Q1.2022	Q1.2021
Sales to unaffiliated customers	$429	$465	$379
Intersegment sales	136	161	134
Total net sales	565	626	513
Costs of sales	432	423	383
Gross margin	133	203	130
Selling expenses	1	—	—
General and administrative expenses	23	24	23
Other operating income, net	(1)	(3)	(1)
Operating income and Net contribution to earnings	$110	$182	$108

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2021	Q1.2022	Q1.2021
Operating income	$110	$182	$108
Depreciation, depletion and amortization	66	65	64
Adjusted EBITDA(1)	$176	$247	$172

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2021	Q1.2022	Q1.2021
Total decrease (increase) in working capital(2)	$(21)	$(34)	$(13)
Cash spent for capital expenditures(3)	$(38)	$(30)	$(28)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2021	Q1.2022	Q1.2021
Third Party	Delivered logs:
Net Sales	West	$220	$259	$201
(millions)	South	160	154	131
	North	14	15	16
	Total delivered logs	394	428	348
	Stumpage and pay-as-cut timber	9	9	6
	Recreational and other lease revenue	17	17	16
	Other revenue	9	11	9
	Total	$429	$465	$379
Delivered Logs	West	$146.39	$161.29	$130.69
Third Party Sales	South	$36.55	$37.15	$34.50
Realizations (per ton)	North	$66.74	$72.79	$62.83
Delivered Logs	West	1,501	1,604	1,539
Third Party Sales	South	4,358	4,135	3,782
Volumes (tons, thousands)	North	217	210	261
Fee Harvest Volumes	West	1,954	2,240	2,101
(tons, thousands)	South	6,160	5,842	5,376
	North	285	278	337

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2021	Q1.2022	Q1.2021
Net sales	$59	$128	$106
Costs of sales	16	41	34
Gross margin	43	87	72
General and administrative expenses	7	6	6
Operating income and Net contribution to earnings	$36	$81	$66

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2021	Q1.2022	Q1.2021
Operating income	$36	$81	$66
Depreciation, depletion and amortization	4	4	3
Basis of real estate sold	9	31	27
Adjusted EBITDA(1)	$49	$116	$96

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2021	Q1.2022	Q1.2021
Cash spent for capital expenditures	$—	$—	$—

Segment Statistics

		Q4.2021	Q1.2022	Q1.2021
Net Sales	Real Estate	$34	$97	$84
(millions)	Energy and Natural Resources	25	31	22
	Total	$59	$128	$106
Acres Sold	Real Estate	6,920	24,126	19,455
Price per Acre	Real Estate	$4,385	$3,785	$3,803
Basis as a Percent of Real Estate Net Sales	Real Estate	26%	32%	32%

Weyerhaeuser Company	Wood Products Segment

Q1.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2021	Q1.2022	Q1.2021
Net sales	$1,718	$2,519	$2,021
Costs of sales	1,185	1,276	1,124
Gross margin	533	1,243	897
Selling expenses	23	21	19
General and administrative expenses	34	35	35
Other operating costs (income), net	(40)	5	3
Operating income and Net contribution to earnings	$516	$1,182	$840

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2021	Q1.2022	Q1.2021
Operating income	$516	$1,182	$840
Depreciation, depletion and amortization	51	51	49
Special items	(50)	—	—
Adjusted EBITDA(1)	$517	$1,233	$889

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2021	Q1.2022	Q1.2021
Insurance recovery	$13	$—	$—
Product remediation recovery	$37	$—	$—

Selected Segment Items

in millions	Q4.2021	Q1.2022	Q1.2021
Total decrease (increase) in working capital(2)	$(11)	$(371)	$(212)
Cash spent for capital expenditures	$(174)	$(39)	$(25)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q4.2021	Q1.2022	Q1.2021
Structural Lumber	Third party net sales	$701	$1,206	$990
(volumes presented	Third party sales realizations	$592	$1,041	$864
in board feet)	Third party sales volumes(3)	1,185	1,157	1,145
	Production volumes	1,148	1,203	1,211
Oriented Strand	Third party net sales	$327	$564	$438
Board	Third party sales realizations	$490	$787	$614
(volumes presented	Third party sales volumes(3)	668	717	714
in square feet 3/8")	Production volumes	725	739	742
Engineered Solid	Third party net sales	$188	$196	$142
Section	Third party sales realizations	$3,319	$3,433	$2,285
(volumes presented	Third party sales volumes(3)	5.7	5.7	6.2
in cubic feet)	Production volumes	6.0	5.7	6.0
Engineered	Third party net sales	$132	$137	$83
I-joists	Third party sales realizations	$2,888	$2,969	$1,773
(volumes presented	Third party sales volumes(3)	45	46	47
in lineal feet)	Production volumes	46	44	44
Softwood Plywood	Third party net sales	$40	$58	$56
(volumes presented	Third party sales realizations	$581	$783	$594
in square feet 3/8")	Third party sales volumes(3)	68	75	94
	Production volumes	60	66	80
Medium Density	Third party net sales	$43	$48	$48
Fiberboard	Third party sales realizations	$995	$1,082	$842
(volumes presented	Third party sales volumes(3)	43	44	57
in square feet 3/4")	Production volumes	43	44	56

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2022 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q4.2021	Q1.2022	Q1.2021
Unallocated corporate function and variable compensation expense	$(35)	$(31)	$(25)
Liability classified share-based compensation	(4)	1	(1)
Foreign exchange gain (loss)	3	—	(2)
Elimination of intersegment profit in inventory and LIFO	10	(59)	(17)
Other, net	(27)	(12)	(13)
Operating loss	(53)	(101)	(58)
Non-operating pension and other post-employment benefit costs	(5)	(15)	(8)
Interest income and other	1	(1)	1
Net charge to earnings	$(57)	$(117)	$(65)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2021	Q1.2022	Q1.2021
Operating loss	$(53)	$(101)	$(58)
Depreciation, depletion and amortization	—	2	2
Special items	(15)	—	—
Adjusted EBITDA(1)	$(68)	$(99)	$(56)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q4.2021	Q1.2022	Q1.2021
Legal benefit	$15	$—	$—
Special items included in operating loss and net charge to earnings	$15	$—	$—

Unallocated Selected Items

in millions	Q4.2021	Q1.2022	Q1.2021
Cash spent for capital expenditures	$(6)	$(1)	$—